Exhibit 10.5

SECOND AMENDMENT TO

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into to be effective as of June 30, 2011 (the “Effective Date”), among GREEN PLAINS CENTRAL CITY LLC, a Delaware limited liability company (“GPCC”), GREEN PLAINS HOLDINGS LLC, a Delaware limited liability company (“Holdings” and together with GPCC the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA (“AgStar”) and the other commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Credit Agreement (collectively, the “Banks”), and AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as Administrative Agent for itself and the other Banks (“Agent”).

RECITALS

A. Borrower, Agent, and the Banks entered into a Credit Agreement dated as of July 2, 2009, and a First Amendment to Credit Agreement dated as of December 31, 2010 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) under which the Banks agreed to extend certain financial accommodations to Borrower.

B. At the request of Borrower, the Banks have agreed to make certain modifications to the Credit Agreement, all in accordance with the terms and conditions of this Amendment.

C. All terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Exhibit 10.5

AGREEMENT

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. As of the Effective Date, the following definitions as used in the Credit Agreement and other Loan Documents shall be amended, restated, replaced, or added, as the case may be as follows:

a. The following defined terms as defined in Section 1.01 and as used in the Credit Agreement and other Loan Documents shall be amended, restated and replaced by the following:

“Fixed Charge Coverage Ratio” means, for the measurement period of twelve (12) consecutive months, the ratio of (a) EBITDA divided by (b) the sum of (i) scheduled principal payments for the Loans, (ii) scheduled principal payments for Subordinated Debt, (iii) interest on the Loans, (iv) interest on Subordinated Debt, (v) Distributions, (vi) Maintenance Capital Expenditures, and (vii) less Equity Contributions, all as computed on a consolidated basis with the Affiliated Borrower. Solely for purposes of the computation of the Fixed Charge Coverage Ratio, Equity Contributions shall be reduced by the amount that Capital Expenditures, other than Maintenance Capital Expenditures, exceeds One Million and No/100 Dollars ($1,000,000.00), if any.

“Working Capital” means the current assets of GPCC plus, in the event the Term Loan and Term Revolving Loan are deemed to be Long Term Debt, the unused portion of the Term Revolving Loan, less the current liabilities of GPCC as determined in accordance with GAAP. For clarification purposes, in the event the Term Revolving Loan and Term Loan are deemed to be current liabilities strictly due to the accounting reclassification as a result of (i) Term Loan and Term Revolving Loan Maturity Dates being less than twelve (12) months from the date of covenant measurement, or (ii) projections, forecasts or other forward looking statements concerning future business conditions provided to certified public accountants, the available portion of the unused Term Revolving Loan will not be made available as an element of the current assets for Working Capital purposes, and the Term Loan and Term Revolving Loan shall be excluded from the current liabilities in the Working Capital covenant measurement. Reclassification of the Term Loan and the Term Revolving Loan as a result of an Event of Default shall result in the inclusion of all outstanding Loans in current liabilities. Should the Term Loan and Term Revolving Loan not be paid in full following the Maturity Date, the Term Loan and Term Revolver shall be included in current liabilities for Working Capital covenant purposes, all as computed on a consolidated basis with the Affiliated Borrower.

b. The following term shall be added to Section 1.01 of the Credit Agreement and shall have the following meaning in the Credit Agreement and Loan Documents:

“Equity Contributions” means for any period, the sum of all amounts received by a Borrower that would, in accordance with GAAP consistently applied, be included as additions to such Borrower’s owner equity.

Exhibit 10.5

2. Other Amendments. As of the Effective Date, the following sections and subsections of the Credit Agreement shall be amended, restated and replaced as follows:

a. Section 2.20 of the Credit Agreement is hereby amended and restated as follows:

Excess Cash Flow. In addition to all other payments of principal and interest required under this Agreement and the Notes, at the end of each fiscal year during the term of the Loans and not later than one hundred twenty (120) days after the end of each fiscal year, GPCC shall remit to the Agent for the account of the Banks, an amount equal to seventy-five percent (75%) of Borrower’s Excess Cash Flow, calculated based upon Borrower’s interim fiscal year end financial statements (the “Excess Cash Flow Payment”); provided that the total Excess Cash Flow Payment required hereunder shall not exceed Four Million and No/100 Dollars ($4,000,000.00) in any fiscal year (the “Maximum Excess Cash Flow Payment”); and provided that immediately prior to the payment of each Excess Cash Flow Payment, or after giving effect thereto, no Default or Event of Default shall exist. If the payment of any Excess Cash Flow Payment would result in a Default or an Event of Default under this Agreement, then that Excess Cash Flow Payment required to be paid for that year shall be reduced by an amount necessary to permit a payment, if any, that would not result in a Default or Event of Default under this Agreement. Each Excess Cash Flow Payment made shall be applied first to the reduction of the outstanding principal of any variable rate Term Loan and then to the reduction of the outstanding principal balance of the Term Revolving Loan. Each Excess Cash Flow Payment shall be recalculated annually based upon audited fiscal year-end financial statements required by Section 5.01(c)(i) of this Agreement; and following such recalculation, Borrower shall, within thirty (30) days of Agent’s request, remit to the Agent for the benefit of the Banks, any additional amounts due under this Section 2.20, up to the Maximum Excess Cash Flow Payment amount for the applicable fiscal year. For clarity, if based on a recalculation of the Excess Cash Flow Payment it is determined that an overpayment has been made, no Excess Cash Flow Payment which has been made and applied to the reduction of the principal amount of the Term Loan may be reborrowed. No Excess Cash Flow Payment shall constitute a prepayment with respect to which a prepayment fee under this Agreement is required to be paid. In addition, the total Excess Cash Flow Payments required and made under this Section 2.20 shall not exceed Sixteen Million and No/100 Dollars ($16,000,000.00) over the term of this Agreement. No Excess Cash Flow Payments shall be required during any calendar year should the Tangible Owner’s Equity of the Borrower be greater than seventy percent (70%) at the end of the immediately preceding fiscal year of the Borrower.

Exhibit 10.5

b. Section 5.02(c) of the Credit Agreement is hereby amended and restated as follows:

Capital Expenditures. Make any investment in fixed assets in excess of Two Million and No/100 Dollars ($2,000,000.00), in the aggregate, during any fiscal year of the Borrower during the term of this Agreement.

c. Section 6.01(c) of the Credit Agreement is hereby amended and restated as follows:

Borrower shall fail to perform or observe any term, covenant or agreement contained in Sections 5.01(d) or (e), or take any action as prohibited by Section 5.02; provided, however, that and notwithstanding anything to the contrary contained in this Section 6.01, in the event that Borrower fails to comply with Sections 5.01(d) or (e) hereof, Borrower shall have the right (“Cure Right”) at any time until the date that is five (5) days after the date the Compliance Certificate is required to be delivered pursuant to Section 5.01(c)(ii) of this Agreement to issue equity interests for cash or otherwise receive Equity Contributions in such amounts as to permit Borrower’s compliance with such financial covenants (“Cure Amount”), and thereupon Borrower’s compliance with Sections 5.01(d) or (e) shall be recalculated giving effect to the Cure Amount as if the cure had occurred during the fiscal period covered by the Compliance Certificate. If, after giving effect to the foregoing recalculations, the requirements of Sections 5.01(d) or (e) shall be satisfied, then such requirements shall be deemed satisfied for the relevant fiscal period with the same effect as though there had been no failure to comply therewith for such period, and the applicable breach or default shall be deemed cured for the purposes of this Agreement; or

3. Effect on Credit Agreement. Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect. Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

4. Conditions Precedent to Effectiveness of this Amendment. The obligations of the Banks hereunder are subject to the conditions precedent that Agent shall have received the following, in form and substance satisfactory to Agent:

a. this Amendment duly executed by Borrower, Agent, and the Banks; and

b. all other documents, instruments, or agreements required to be delivered to Agent under the Credit Agreement and not previously delivered to Agent.

Exhibit 10.5

5. Representations and Warranties of Borrower. Borrower hereby agrees with, reaffirms, and acknowledges as follows:

a. The execution, delivery and performance by Borrower of this Amendment is within Borrower’s power, has been duly authorized by all necessary action, and does not contravene: (i) the certificate of formation or operating agreement of Borrower; or (ii) any law or any contractual restriction binding on or affecting Borrower; and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

b. This Amendment is, and each other Loan Document to which Borrower is a party when delivered will be, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

c. All other representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect.

6. Counterparts. It is understood and agreed that this Amendment may be executed in several counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart of this Amendment. Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW THIS PAGE]

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

BORROWER:

GREEN PLAINS CENTRAL CITY LLC,

a Delaware limited liability company

/s/ Ron B. Gillis
By: Ron B. Gillis
Its: EVP Finance, Treasurer

and

GREEN PLAINS HOLDINGS LLC, a Delaware limited liability company

/s/ Ron B. Gillis
By: Ron B. Gillis
Its: EVP Finance, Treasurer

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

AGENT:

AGSTAR FINANCIAL SERVICES, PCA, as Administrative Agent

/s/ Mark Schmidt
By: Mark Schmidt
Its: Vice President

AGSTAR, as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Mark Schmidt
By: Mark Schmidt
Its: Vice President

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

1st FARM CREDIT SERVICES, PCA/FLCA, as a Bank

/s/ Dale A. Richardson
By: Dale A. Richardson
Its: VP Illinois Capital Markets Group

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Bank

/s/ James F. Baltezore
By: James F. Baltezore
Its: Vice President

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

AGFIRST FARM CREDIT BANK, as a Bank

/s/ Bruce B. Fortner
By: Bruce B. Fortner
Its: Vice President

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

BADGERLAND FINANCIAL, ACA, as a Bank

/s/ Larry Coulthard
By: Larry Coulthard
Its: VP Loan Participations & Capital Markets

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 27, 2011

COFINA FINANCIAL, LLC, as a Bank

/s/ Brian Legried
By: Brian Legried
Its: President

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 23, 2011

FEDERAL AGRICULTURAL MORTGAGE CORPORATION, as a Bank

/s/ Timothy L McLaughlin
By: Timothy L. McLaughlin
Its: Senior Credit Analyst

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

FARM CREDIT SERVICES OF MID-AMERICA, PCA, as a Bank

/s/ Ralph M. Bowman
By: Ralph M. Bowman
Its: Vice President

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

FIRST NATIONAL BANK OF OMAHA, as a Bank

/s/ Fallon Savage
By: Fallon Savage
Its: Vice President

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

MLIC ASSET HOLDINGS LLC, as a Bank

BY: TRANSMOUNTAIN LAND & LIVESTOCK COMPANY

ITS: MANAGER

/s/ Steve D. Craig
By: Steve D. Craig
Its: Director

Exhibit 10.5

SIGNATURE PAGE TO

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

UNITED FCS, PCA, as a Bank

/s/ Jeffrey A. Schmidt
By: Jeffrey A. Schmidt
Its: CCO